                      SUPPLEMENT DATED JANUARY 25, 2002 TO

                        PROSPECTUS DATED MAY 1, 2001 FOR

      CORPORATE FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                    ISSUED BY

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

                                   THROUGH ITS

                       NATIONWIDE VL SEPARATE ACCOUNT - C

THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN YOUR PROSPECTUS. PLEASE READ IT AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

1. ALL REFERENCES IN THE PROSPECTUS TO "NATIONWIDE SEPARATE ACCOUNT TRUST" OR "NSAT" ARE CHANGED TO "GARTMORE VARIABLE INSURANCE TRUST" AND "GVIT," RESPECTIVELY.

2.   EFFECTIVE DECEMBER 12, 2001, THE FOLLOWING UNDERLYING MUTUAL FUNDS CHANGED
     NAMES:

     OLD UNDERLYING MUTUAL FUND NAME                                 NEW UNDERLYING MUTUAL FUND NAME
     Credit Suisse Warburg Pincus Trust - Global Post-Venture        Credit Suisse Trust - Global Post-Venture Capital Portfolio
     Capital Portfolio

     Credit Suisse Warburg Pincus Trust - International Equity       Credit Suisse Trust - International Focus Portfolio
     Portfolio

     Credit Suisse Warburg Pincus Trust - Small Company Growth       Credit Suisse Trust - Small Cap Growth Portfolio
     Portfolio


3.   EFFECTIVE JANUARY 25, 2002, THE FOLLOWING UNDERLYING MUTUAL FUNDS CHANGED
     NAMES:

     OLD UNDERLYING MUTUAL FUND NAME                                 NEW UNDERLYING MUTUAL FUND NAME
     Nationwide Separate Account Trust ("NSAT") - Capital            Gartmore Variable Insurance Trust ("GVIT") - Gartmore GVIT
     Appreciation Fund                                               Growth Fund: Class I

     NSAT - Dreyfus NSAT Mid Cap Index Fund                          GVIT - Dreyfus GVIT Mid Cap Index Fund: Class I

     NSAT - Gartmore NSAT Emerging Markets Fund                      GVIT - Gartmore GVIT Emerging Markets Fund: Class I

     NSAT - Gartmore NSAT Global Technology and                      GVIT - Gartmore GVIT Global Technology and Communications
     Communications Fund                                             Fund: Class I

     NSAT - Gartmore NSAT International Growth Fund                  GVIT - Gartmore GVIT International Growth Fund: Class I

     NSAT - Government Bond Fund                                     GVIT - Gartmore GVIT Government Bond Fund: Class I

     NSAT - MAS NSAT Multi Sector Bond Fund                          GVIT - MAS GVIT Multi Sector Bond Fund: Class I

     NSAT - Money Market Fund                                        GVIT - Gartmore GVIT Money Market Fund: Class I

     NSAT - Nationwide Small Cap Growth Fund                         GVIT - GVIT Small Cap Growth Fund: Class I

     NSAT - Nationwide Small Cap Value Fund                          GVIT - GVIT Small Cap Value Fund: Class I

     NSAT - Nationwide Small Company Fund                            GVIT - GVIT Small Company Fund: Class I

     NSAT - Strong NSAT Mid Cap Growth Fund                          GVIT - Strong GVIT Mid Cap Growth Fund: Class I

     NSAT - Total Return Fund                                        GVIT - Gartmore GVIT Total Return Fund: Class I

     NSAT - Turner NSAT Growth Focus Fund                            GVIT - Turner GVIT Growth Focus Fund: Class I

4. THE FOLLOWING UNDERLYING MUTUAL FUNDS ARE NOW AVAILABLE AS INVESTMENT OPTIONS UNDER THE CONTRACT:

     GARTMORE VARIABLE INSURANCE TRUST
     -    Gartmore GVIT Investor Destinations Aggressive Fund
     -    Gartmore GVIT Investor Destinations Conservative Fund
     -    Gartmore GVIT Investor Destinations Moderate Fund
     -    Gartmore GVIT Investor Destinations Moderately Aggressive Fund
     -    Gartmore GVIT Investor Destinations Moderately Conservative Fund

5. THE FOLLOWING UNDERLYING MUTUAL FUNDS ARE NOT AVAILABLE IN CONNECTION WITH CONTRACTS FOR WHICH GOOD ORDER APPLICATIONS ARE (OR WERE) RECEIVED ON OR AFTER JANUARY 25, 2002:

     GARTMORE VARIABLE INSURANCE TRUST
     -    Turner GVIT Growth Focus Fund: Class I

     DREYFUS INVESTMENT PORTFOLIOS
     -    European Equity Portfolio: Initial Shares

6.   THE "UNDERLYING MUTUAL FUND ANNUAL EXPENSES" ARE MODIFIED AS FOLLOWS:

                     UNDERLYING MUTUAL FUND ANNUAL EXPENSES

             (as a percentage of underlying mutual fund net assets,
                        after reimbursements and waivers)

                                                                       Management      Other        12b-1      Total Underlying
                                                                          Fees        Expenses       Fees        Mutual Fund
                                                                                                                   Expenses
     GVIT Dreyfus GVIT Mid Cap Index Fund: Class I (formerly,           0.50%        0.40%        0.00%            0.90%
     NSAT Dreyfus NSAT Mid Cap Index Fund)

     GVIT Gartmore GVIT Government Bond Fund: Class I (formerly,        0.50%        0.23%        0.00%            0.73%
     NSAT Government Bond Fund)

     GVIT Gartmore GVIT Growth Fund: Class I (formerly, NSAT            0.60%        0.23%        0.00%            0.83%
     Capital Appreciation Fund)

     GVIT Gartmore GVIT Investor Destinations Aggressive Fund           0.13%        0.23%        0.25%            0.61%

     GVIT Gartmore GVIT Investor Destinations Conservative Fund         0.13%        0.23%        0.25%            0.61%

     GVIT Gartmore GVIT Investor Destinations Moderate Fund             0.13%        0.23%        0.25%            0.61%

     GVIT Gartmore GVIT Investor Destinations Moderately                0.13%        0.23%        0.25%            0.61%
     Aggressive Fund

     GVIT Gartmore GVIT Investor Destinations Moderately                0.13%        0.23%        0.25%            0.61%
     Conservative Fund

     GVIT Gartmore GVIT Money Market Fund: Class I (formerly,           0.39%        0.22%        0.00%            0.61%
     NSAT Money Market Fund)

     GVIT Gartmore GVIT Total Return Fund: Class I (formerly,           0.58%        0.23%        0.00%            0.81%
     NSAT Total Return Fund)

     GVIT GVIT Small Cap Growth Fund: Class I (formerly, NSAT           1.10%        0.50%        0.00%            1.60%
     Nationwide Small Cap Growth Fund)

     GVIT GVIT Small Cap Value Fund: Class I (formerly, NSAT            0.90%        0.30%        0.00%            1.20%
     Nationwide Small Cap Value Fund)

     GVIT GVIT Small Company Fund: Class I (formerly, NSAT              0.93%        0.26%        0.00%            1.19%
     Nationwide Small Company Fund)

     GVIT MAS GVIT Multi Sector Bond Fund: Class I (formerly,           0.75%        0.34%        0.00%            1.09%
     NSAT MAS NSAT Multi Sector Bond Fund)

     GVIT Strong GVIT Mid Cap Growth Fund: Class I (formerly,           0.90%        0.27%        0.00%            1.17%
     NSAT Strong NSAT Mid Cap Growth Fund)


     The expenses shown above are deducted by the underlying mutual fund before it provides Nationwide with the daily net asset value. Nationwide then deducts applicable variable account charges from the net asset value in calculating the unit value of the corresponding sub-account. The management fees and other expenses are more fully described in the prospectus for each underlying mutual fund. Information relating to the underlying mutual funds was provided by the underlying mutual funds and not independently verified by Nationwide.

     Some underlying mutual funds are subject to fee waivers and expense reimbursements. The following chart shows what the expenses would have been for such funds without fee waivers and expense reimbursements.

                     UNDERLYING MUTUAL FUND ANNUAL EXPENSES

             (as a percentage of underlying mutual fund net assets,
                       before reimbursements and waivers)

                                                                      Management      Other        12b-1     Total Underlying
                                                                         Fees       Expenses       Fees         Mutual Fund
                                                                                                                 Expenses
       GVIT Gartmore GVIT Investor Destinations Aggressive Fund         0.13%         0.63%        0.25%           1.01%

       GVIT Gartmore GVIT Investor Destinations Conservative Fund       0.13%         0.63%        0.25%           1.01%

       GVIT Gartmore GVIT Investor Destinations Moderate Fund           0.13%         0.63%        0.25%           1.01%

       GVIT Gartmore GVIT Investor Destinations Moderately              0.13%         0.63%        0.25%           1.01%
       Aggressive Fund

       GVIT Gartmore GVIT Investor Destinations Moderately              0.13%         0.63%        0.25%           1.01%
       Conservative Fund


7.   THE PROVISION ENTITLED "MARKET TIMING FIRMS" IS MODIFIED AS FOLLOWS:

     Nationwide reserves the right to refuse or limit transfer requests (or take any other action it deems necessary) in order to protect policy owners and beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices that are employed by some policy owners (or third parties acting on their behalf).

     If Nationwide determines that a policy owner (or a third party acting on the policy owner's behalf) is engaging in harmful short-term trading, Nationwide reserves the right to take actions to protect investors, including exercising its right to terminate the ability of specified policy owners to submit transfer requests via telephone, facsimile, or over the internet. If Nationwide exercises this right, affected policy owners would be limited to submitting transfer requests via U.S. mail. Any action taken by Nationwide pursuant to this provision will be preceded by a 30 day written notice to the affected policy owner.

8.   THE PROVISION ENTITLED "TAX MATTERS" IS MODIFIED AS FOLLOWS:

     TAX MATTERS

     POLICY PROCEEDS

     Section 7702 of the Internal Revenue Code provides that if certain tests are met, a policy will be treated as a life insurance policy for federal tax purposes. Nationwide will monitor compliance with these tests. The policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the death proceeds payable under a policy are generally excludable from gross income of the beneficiary under
     Section 101 of the Internal Revenue Code. However, if the policy is transferred for valuable consideration, then a portion of the death proceeds may be includable in the beneficiary's gross income.

     Section 7702A of the Internal Revenue Code defines modified endowment contracts as those life insurance policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums (see "Information about the Policies").

     As a general rule, distributions from a life insurance policy (other than a modified endowment contract) during the life of the insured are treated as the non-taxable return of premium, to the extent of premiums previously paid. For this purpose, dividends that are used to purchase riders are treated as distributions; dividends that are used to purchase paid-up additions or to reduce premiums are not treated as distributions. Aggregate amounts distributed in excess of aggregate premiums paid are generally treated as taxable ordinary income. A loan from a life insurance policy that is not a modified endowment contract generally is not treated as a taxable distribution. However, if the total loan is not repaid and is forgiven (such as if the life insurance policy lapses or is surrendered), then the amount of the outstanding loan balance is treated as a distribution to the policy owner and may be treated as ordinary income in whole or in part.

     The Internal Revenue Code provides special rules for the taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts (other than certain distributions to terminally ill individuals). Under these special rules, such transactions are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. In addition, a 10% tax penalty generally applies to the taxable portion of such distributions unless the policy owner is over age 59 1/2, disabled, or the distribution is part of a series of substantially equal periodic payments as defined in the Internal Revenue Code. Under certain circumstances, certain distributions made under a policy on the life of a "terminally ill individual," as that term is defined in the Internal Revenue Code, are treated as death proceeds and are subject to the death benefit rules of Section 101 of the Internal Revenue Code described above.

     The policies offered by this prospectus may or may not be issued as modified endowment contracts. If the policy is not issued as a modified endowment contract, Nationwide will monitor premiums paid and will notify the policy owner when the policy is in jeopardy of becoming a modified endowment contract. If a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the policy owner pursuant to Section 7702(f)(7) of the Internal Revenue Code. The policy owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the policy. Under certain conditions, a policy may become a modified endowment, or may become subject to a new 7 year testing period as a result of a material change or a reduction in benefits as defined by
     Section 7702A(c) of the Internal Revenue Code.

     In addition to meeting the tests required under Section 7702, Section 817(h) of the Internal Revenue Code requires that the investments of separate accounts, such as the variable account, be adequately diversified. Regulations under 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or the issuer pays an amount to the IRS. The amount will be based on the tax that would have been paid by the policy owner if the income, for the period the policy was not diversified, had been received by the policy owner.

     If the failure to diversify is not corrected in this manner, the policy owner will be deemed to be the owner of the underlying securities and taxed on the earnings of his or her account.

     Representatives of the IRS have suggested, from time to time, that the number of underlying mutual funds available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment. No formal guidance has been issued in this area. Should the U.S. Secretary of the Treasury issue additional rules or regulations limiting the number of underlying mutual funds, transfers between underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the policy would no longer qualify as life insurance under Section 7702 of the Internal Revenue Code, Nationwide will take whatever steps are available to remain in compliance.

     Nationwide will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the sub-account investments to remain in compliance.

     A total surrender or cancellation of the policy by lapse or the maturity of the policy on its maturity date may have adverse tax consequences. If the amount received by the policy owner plus total policy indebtedness exceeds the premiums paid into the policy, then the excess generally will be treated as taxable income, regardless of whether or not the policy is a modified endowment contract.

     WITHHOLDING

     Distributions of income from a life insurance policy (including a modified endowment contract) are subject to federal income tax withholding; however, the recipient may elect not to have the withholding taken from the distribution. A distribution of income from a contract may be subject to mandatory back-up withholding (which cannot be waived). The mandatory back-up withholding rate is established by Section 3406 of the Internal Revenue Code and is applied against the income that is distributed. The mandatory backup withholding may arise if no taxpayer identification number is provided to Nationwide, or if the IRS notifies Nationwide that back-up withholding is required.

     ESTATE AND GENERATION-SKIPPING TRANSFER TAXES

     State and local estate, inheritance, income and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary.

     The federal estate tax is integrated with the federal gift tax under a unified tax rate schedule. In general, in 2002, an estate of less than $1,000,000 (inclusive of certain pre-death gifts) will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate tax purposes for certain amounts that pass to the surviving spouse.

     When the insured dies, the death benefit will generally be included in such insured's federal gross estate if: (1) the proceeds were payable to or for the benefit of the insured's estate; or (2) the insured held any "incident of ownership" in the policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the policy owner, such as the right to borrow on the policy, or the right to name a new beneficiary.

     If the policy owner (whether or not he or she is the insured) transfers ownership of the policy to another person, such transfer may be subject to a federal gift tax. In addition, if such policy owner transfers the policy to someone two or more generations younger than the policy owner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"), the taxable amount being the value of the policy. Similarly, if the beneficiary is two or more generations younger than the insured, the payment of the death proceeds at the death of the insured may be subject to the GSTT. Pursuant to regulations recently promulgated by the U.S. Secretary of the Treasury, Nationwide may be required to withhold a portion of the death proceeds and pay them directly to the IRS as the GSTT liability. The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes. The tax rate is a flat rate equal to the maximum estate tax rate (currently 55%), and there is a provision for an aggregate $1 million exemption. Due to the complexity of these rules, the policy owner should consult with counsel and other competent advisers regarding these taxes.

     NON-RESIDENT ALIENS

     Pre-death distributions from modified endowment contracts to nonresident aliens ("NRAs") are generally subject to federal income tax and tax withholding, at a statutory rate of 30% of the amount of income that is distributed. Nationwide is required to withhold such amount from the distribution and remit it to the IRS. Distributions to certain NRAs may be subject to lower, or in certain instances zero, tax and withholding rates, if the United States has entered into an applicable treaty. However, in order to obtain the benefits of such treaty provisions, the NRA must give to Nationwide sufficient proof of his or her residency and citizenship in the form and manner prescribed by the IRS. In addition, the NRA must obtain an individual taxpayer identification number from the IRS, and furnish that number to Nationwide prior to the distribution. If Nationwide does not have the proper proof of citizenship or residency and a proper individual taxpayer identification number prior to any distribution, Nationwide will be required to withhold 30% of the income, regardless of any treaty provision.

     A pre-death distribution may not be subject to withholding where the recipient sufficiently establishes to Nationwide that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and that such payment is includable in the recipient's gross income for United States federal income tax purposes, any such distributions may be subject to back-up withholding at the statutory rate if no taxpayer identification number, or an incorrect taxpayer identification number, is provided.

     SPECIAL CONSIDERATIONS FOR CORPORATIONS

     Section 264 of the Internal Revenue Code imposes numerous limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies. In addition, the premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy.

     For purposes of the alternative minimum tax ("AMT") that may be imposed on corporations, the death benefit from a life insurance policy, even though excluded from gross income for normal tax purposes, is included in "adjusted current earnings" for AMT purposes. In addition, although increases to the cash surrender value of a life insurance policy are generally excluded from gross income for normal income tax purposes, such increases are included in adjusted current earnings for income tax purposes.

     DUE TO THE COMPLEXITY OF THESE RULES, AND BECAUSE THEY ARE AFFECTED BY THE FACTS AND CIRCUMSTANCES OF THE INSURED, THE INSURED SHOULD CONSULT WITH LEGAL AND TAX COUNSEL AND OTHER COMPETENT ADVISERS REGARDING THESE MATTERS.

     Federal appellate and trial courts have examined the economic substance of transactions involving life insurance policies owned by corporations. These cases involved relatively large loans against the policy's cash value as well as tax deductions for the interest paid on the policy loans by the corporate policy owner to the insurance company. Under the particular factual circumstances in these cases, the courts determined that the corporate policy owners should not have taken tax deductions for the interest paid. Accordingly, the court determined that the corporations should have paid taxes on the amounts deducted. These cases are in various stages of the appellate process.

     Corporations should consider, in consultation with tax professionals familiar with these matters, the impact of these decisions on the corporation's intended use of the policy. (For examples see, Winn-Dixie Stores, Inc. v. Commissioner of Internal Revenue (11th Cir., 2001); American Elec. Power, Inc. v. United States (S.D. Ohio 2001); and IRS v. CM Holdings, Inc. (D. Del. 2000)).

     TAXATION OF NATIONWIDE

     Nationwide is taxed as a life insurance company under the Internal Revenue Code. Since the variable account is not a separate entity from Nationwide and its operations form a part of Nationwide, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Internal Revenue Code. Investment income and realized capital gains on the assets of the variable account are reinvested and taken into account in determining the value of accumulation units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.

     Nationwide does not initially expect to incur any federal income tax liability that would be chargeable to the variable account. Based upon these expectations, no charge is currently being made against the variable account for federal income taxes. If, however, Nationwide determines that on a separate company basis such taxes may be incurred, it reserves the right to assess a charge for such taxes against the variable account.

     Nationwide may also incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made.

     TAX CHANGES

     The foregoing discussion, which is based on Nationwide's understanding of federal tax laws as they are currently interpreted by the IRS, is general and is not intended as tax advice.

     The Internal Revenue Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of the policies. It is reasonable to believe that such proposals, and future proposals, may be enacted into law. The U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may be at variance with its current positions on these matters. In addition, current state law (which is not discussed herein), and future amendments to state law, may affect the tax consequences of the policy.

     If the policy owner, insured, or beneficiary or other person receiving any benefit or interest in or from the policy is not both a resident and citizen of the United States, there may be a tax imposed by a foreign country, in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, and case law) may change and impose additional taxes on the policy, the death proceeds, or other distributions and/or ownership of the policy, or a treaty may be amended and all or part of the favorable treatment may be eliminated.

     Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively. There is no way of predicting if, when, or to what extent any such change may take place. No representation is made as to the likelihood of the continuation of these current laws, interpretations, and policies.

     The foregoing is a general explanation as to certain tax matters pertaining to insurance policies. It is not intended to be legal or tax advice, you should consult your independent legal, tax and/or financial adviser.

9.   "APPENDIX A: OBJECTIVES FOR UNDERLYING MUTUAL FUNDS" IS MODIFIED AS
     FOLLOWS:

     GARTMORE VARIABLE INSURANCE TRUST
     Gartmore Variable Insurance Trust (formerly, Nationwide Separate Account Trust) ("GVIT") is an open-end management investment company created under the laws of Massachusetts. GVIT offers shares in the mutual funds listed below, each with its own investment objectives. Shares of GVIT will be sold primarily to separate accounts to fund the benefits under variable life insurance policies and variable annuity contracts issued by life insurance companies. Gartmore Global Asset Management Trust, an indirect subsidiary of Nationwide Mutual Insurance Company, manages the assets of the Gartmore GVIT Emerging Markets Fund and Gartmore GVIT International Growth Fund. The remaining assets of GVIT are managed by Gartmore Mutual Fund Capital Trust ("GMF"), an indirect subsidiary of Nationwide Financial Services, Inc.

          DREYFUS GVIT MID CAP INDEX FUND: CLASS I (FORMERLY, DREYFUS NSAT MID CAP INDEX FUND)
          Subadviser: The Dreyfus Corporation
          Investment Objective: Capital appreciation. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of companies included in the Standard & Poor's MidCap 400 Index and in derivative instruments linked to the S&P 400. The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation.

          GARTMORE GVIT EMERGING MARKETS FUND: CLASS I (FORMERLY, GARTMORE NSAT EMERGING MARKETS FUND)
          Subadviser: Gartmore Global Partners
          Investment Objective: Long term capital growth. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of companies located in emerging market or developing countries or that derive a significant portion of their earnings or revenue from emerging market countries.

          GARTMORE GVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND: CLASS I (FORMERLY, GARTMORE NSAT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND) Investment Objective: Long term capital appreciation by investing under normal conditions at least 80% of its net assets in equity securities issued by companies with business operations in technology and communications and/or technology and communication related industries. These companies will be tied economically to a number of countries throughout the world, including the United States.

          GARTMORE GVIT GOVERNMENT BOND FUND: CLASS I (FORMERLY, GOVERNMENT BOND
          FUND)
          Investment Objective: Seeks as high a level of income as is consistent with the preservation of capital. Under normal conditions, the Fund invests at least 80% of its net assets in U.S. government and agency bonds, bills and notes. The duration of the Fund will typically be four to six years.

          GARTMORE GVIT GROWTH FUND: CLASS I (FORMERLY, CAPITAL APPRECIATION
          FUND)
          Investment Objective: Long-term capital appreciation. The Fund invests primarily in large capitalization companies. The Fund looks for companies whose earnings are expected to grow faster than other companies in the market.

          GARTMORE GVIT INTERNATIONAL GROWTH FUND: CLASS I (FORMERLY, GARTMORE NSAT INTERNATIONAL GROWTH FUND)
          Subadviser: Gartmore Global Partners
          Investment Objective: Long term capital growth by investing primarily in equity securities of companies in Europe, Australia, the Far East and other regions, including developing countries.

          GARTMORE GVIT INVESTOR DESTINATIONS AGGRESSIVE FUND
          Investment Objective: To maximize total investment return primarily by seeking growth of capital. The Fund invests in a target allocation mix of 40% large cap U.S. stocks, 15% mid cap U.S. stocks, 10% small cap U.S. stocks, 30% international funds, and 5% bonds.

          GARTMORE GVIT INVESTOR DESTINATIONS CONSERVATIVE FUND
          Investment Objective: To maximize total investment return by seeking income and, secondarily, long term growth of capital. The Fund invests in a target allocation mix of 10% large cap U.S. stocks, 5% mid cap U.S. stocks, 5% international stocks, 35% bonds, and 45% short-term investments.

          GARTMORE GVIT INVESTOR DESTINATIONS MODERATE FUND
          Investment Objective: To maximize total investment return by seeking growth of capital and income. The Fund invests in a target allocation mix of 30% large cap U.S. stocks, 10% mid cap U.S. stocks, 5% small cap U.S. stocks, 15% international stocks, 25% bonds, and 15% short-term investments.

          GARTMORE GVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND Investment Objective: To maximize total investment return primarily by seeking growth of capital, but also income. The Fund invests in a target allocation mix of 35% large cap U.S. stocks, 15% mid cap U.S. stocks, 5% small cap U.S. stocks, 25% international stocks, 15% bonds, and 5% short-term investments.

          GARTMORE GVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND Investment Objective: To maximize total investment return by seeking income and, secondarily, growth of capital. The Fund invests in a target allocation mix of 20% large cap U.S. stocks, 10% mid cap U.S. stocks, 10% international stocks, 35% bonds, and 25% short-term investments.

          GARTMORE GVIT MONEY MARKET FUND: CLASS I (FORMERLY, MONEY MARKET FUND) Investment Objective: As high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. The Fund invests in high-quality money market obligations maturing in 397 days or less.

          GARTMORE GVIT TOTAL RETURN FUND: CLASS I (FORMERLY, TOTAL RETURN FUND) Investment Objective: Seeks total return through a flexible combination of capital appreciation and current income. The Fund invests primarily in common stocks and convertible securities.

          GVIT SMALL CAP GROWTH FUND: CLASS I (FORMERLY, NATIONWIDE SMALL CAP GROWTH FUND)
          Subadvisers: Miller Anderson & Sherrerd, LLP, Neuberger Berman, LLC and Waddell & Reed Investment Management Company
          Investment Objective: Seeks capital growth by investing in a broadly diversified portfolio of equity securities issued by U.S. and foreign companies with market capitalizations in the range of companies represented by the Russell 2000, known as small cap companies. Under normal conditions, the Fund will invest at least 80% of its net assets in the equity securities of small cap companies.

          GVIT SMALL CAP VALUE FUND: CLASS I (FORMERLY, NATIONWIDE SMALL CAP VALUE FUND)
          Subadviser: The Dreyfus Corporation
          Investment Objective: Capital appreciation. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of small capitalization companies. These are companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell 2000 Index. The Fund will invest in stocks of U.S. and foreign companies which the portfolio managers believe qualify as "value" companies.

          GVIT SMALL COMPANY FUND: CLASS I (FORMERLY, NATIONWIDE SMALL COMPANY
          FUND)
          Subadvisers: The Dreyfus Corporation, Neuberger Berman, LLC, Gartmore Global Partners, Strong Capital Management, Inc. and Waddell & Reed Investment Management Company
          Investment Objective: Long-term growth of capital. Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities issued by small capitalization companies. These are companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell 2000 Index.

          MAS GVIT MULTI SECTOR BOND FUND: CLASS I (FORMERLY, MAS NSAT MULTI SECTOR BOND FUND)
          Subadviser: Miller, Anderson & Sherrerd, LLP
          Investment Objective: Primarily seeks above average total return over a market cycle of three to five years. The Fund invests in a diversified portfolio of U.S. and foreign fixed income securities, including high yield securities (commonly referred to as "junk bonds") and emerging markets securities.

          STRONG GVIT MID CAP GROWTH FUND: CLASS I (FORMERLY, STRONG NSAT MID CAP GROWTH FUND)
          Subadviser: Strong Capital Management Inc.
          Investment Objective: Capital growth by focusing on common stocks of U.S. and foreign companies that the subadviser believes are reasonably priced and have above-average growth potential. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by mid capitalization companies.

          TURNER GVIT GROWTH FOCUS FUND: CLASS I (FORMERLY, TURNER NSAT GROWTH FOCUS FUND) (NOT AVAILABLE FOR POLICIES ISSUED ON OR AFTER JANUARY 25,
          2002)
          Subadviser: Turner Investment Partners, Inc.
          Investment Objective: Long term capital appreciation by investing primarily in U.S. common stocks, ADRs and foreign companies that demonstrate strong earnings growth potential. The Fund is non-diversified and typically focuses its investments in a core group of 15 to 30 common stocks.